Trade and other payables	12 Months Ended
Dec. 31, 2025
Trade and other payables
Trade and other payables

19.  Trade and other payables

	December 31, 2025	December 31, 2024
Trade payables	12,156	12,945
Accrued salaries, bonuses, vacation pay and related taxes	4,520	3,123
Dividends payable	4,020	—
Provision for indirect taxes	2,333	2,253
Accrued professional services	1,396	713
VAT payable	—	75
Indirect taxes payables	131	434
Other payables and advances received	582	669
Total	25,138	20,212

The Group recognized a liability in respect of Cubic Games Studio Ltd and Nexters Global Ltd of 278 and 2,185, respectively, as at December 31, 2025 (as at December 31, 2024: 277 and 2,410) in relation to indirect taxes (VAT and withholding/sale taxes), as it considered that there is a present obligation as a result of past events with the probable outflow of resources.

The exposure of the Group to liquidity risk in relation to financial instruments is reported in Note 28 to these consolidated financial statements.